                                 ASM FUND, INC.
                                 Tampa, Florida
                          Audited Financial Statements
                          October 31, 1995 and for the
                     Years Ended October 31, 1995 and 1994

                  (Together with Independent Auditor's Report)


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
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
                                                                            Page
                                                                            ----
Independent Auditor's Report ...........................................     1

Schedule of Investments in Securities ..................................    2,3

Statement of Assets and Liabilities ....................................     4


Statement of Operations ................................................     5

Statements of Changes in Net Assets ....................................     6

Selected Per Share Data and Ratios .....................................     7

Notes to Financial Statements ..........................................    8-10

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
ASM Fund, Inc.
Tampa, Florida

We have audited the accompanying statement of assets and liabilities of ASM Fund, Inc. (the "Fund"), including the schedule of investments in securities, as of October 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the selected per share data and ratios for each of the years in the four-year period then ended. These financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios of the Fund for the period from February 13, 1991 (inception) through October 31, 1991 were audited by other auditors whose report dated December 2, 1991 expressed an unqualified opinion on these items.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates, made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the selected per share data and ratios for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


HACKER, JOHNSON, COHEN & GRIEB

Tampa, Florida

December 27, 1995                                                         page 1

                                 ASM FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

                                            % of Total
                                            Net Assets      Shares        Value
                                            ----------      ------       -------
COMMON STOCKS--(UNITED STATES)  96.4%

 Aerospace                                     9.04%
         Boeing Company                                      5,685       373,078
         United Technologies Corp.                           5,685       504,544
                                                                         -------
                                                                         877,622
 Autos and trucks                              2.56%
         General Motors Corporation                          5,685       248,719
                                                                         -------
 Banks                                         4.52%
         J. P. Morgan & Co., Inc.                            5,685       438,456
                                                                         -------
 Beverages                                     4.21%
         Coco-Cola Company                                   5,685       408,609
                                                                         -------
 Chemicals                                     5.87%
         E. I. DuPont de Nemours & Co.                       5,685       354,602
         Union Carbide Corporation                           5,685       215,319
                                                                         -------
                                                                         569,921
 Consumer Products                             4.75%
         Proctor & Gamble Company                            5,685       460,485
                                                                         -------

 Drugs and Hospital Supplies                   3.37%
         Merck & Co., Inc.                                   5,685       326,887
                                                                         -------
 Electrical Equipment                          4.53%

         General Electric Corp.                              5,685       359,576

         Westinghouse Electric Corp.                         5,685        80,301
                                                                          ------
                                                                         439,877
 Entertainment and Leisure                     3.38%
         Walt Disney Company                                 5,685       327,598
                                                                         -------
 Financial                                     2.38%
         American Express Company                            5,685       230,953
                                                                         -------
 Machinery                                     3.29%
         Caterpillar, Inc.                                   5,685       319,071
                                                                         -------
 Metals and Mining                             2.99%
         Aluminum Company of America                         5,685       289,935
                                                                         =======

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                                 ASM FUND, INC.
               SCHEDULE OF INVESTMENTS IN SECURITIES, (CONTINUED)
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

                                               % of Total
                                               Net Assets   Shares      Value
                                               ----------   ------   -----------
COMMON STOCKS (CONTINUED)
Office Equipment                                  5.70%     5,685    $  552,866
                                                                     ----------
        International Business Machines
Oil-International                                11.20%
        Chevron Corporation                                 5,685       265,774
        Exxon Corporation                                   5,685       434,192
        Texaco, Inc.                                        5,685       387,291
                                                                     ----------
                                                                      1,087,257
Paper                                             2.17%
        International Paper Company                         5,685       210,345
                                                                     ----------
Photography                                       3.67%
        Eastman Kodak Co.                                   5,685       356,023
                                                                     ----------
Restaurants                                       2.40%
        McDonald's Corp.                                    5,685       233,085
                                                                     ----------
Retail                                            2.85%
        Sears, Roebuck & Company                            5,685       193,290
        Woolworth Corp.                                     5,685        83,143
                                                                     ----------
                                                                        276,433
Steel                                             0.77%
        Bethlehem Steel Corp.                               5,685        74,616
                                                                     ----------
Telecommunications                                3.75%
        American Telephone & Telegraph Co.                  5,685       363,840
                                                                     ----------
Tires                                             2.23%
        Goodyear Tire & Rubber                              5,685       216,030
                                                                     ----------
Tobacco                                           4.95%
        Philip Morris Companies, Inc.                       5,685       480,383
                                                                     ----------
Diversified                                       5.82%
        Allied-Signal, Inc.                                 5,685       241,612
        Minnesota Mining & Manufacturing Co.                5,685       323,334
                                                                     ----------
                                                                        564,946

Total common stocks (cost - $8,899,437)                               9,353,957
OTHER ASSETS LESS LIABILITIES                     3.60%                 350,069
                                                ------               ----------

TOTAL NET ASSETS                                100.00%              $9,704,026
                                                                     ==========

See accompanying Notes to Financial Statements.                           page 3

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:

Investments in securities, at market
     value (cost of $8,899,437)                                      $ 9,353,957
Cash and cash equivalents                                                500,468
Dividends and interest receivable                                          7,309
Deferred organizational expenses, less
     accumulated amortization of $163,713                                 11,607
Receivable from Advisor                                                  180,939
Other assets                                                              23,500
                                                                     -----------
        Total Assets                                                  10,077,780
                                                                     -----------
LIABILITIES:

Investment securities purchased                                          330,350
Accrued expenses                                                          23,393
Payable for capital stock reacquired                                      20,011
                                                                     -----------
        Total Liabilities                                                373,754
                                                                     -----------
Contingencies (Note 2)
NET ASSETS AT OCTOBER 31, 1995 -

Equivalent to $11.37 per share based on 853,716
shares of $.001 par value capital stock
outstanding (authorized capital stock -
1,000,000,000 shares)                                                $ 9,704,026
                                                                     ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income
     Dividends                                                        $  203,097
     Interest                                                             33,811
                                                                      ----------
        Total income                                                     236,908
                                                                      ----------
EXPENSES:

     Legal and auditing fees                                             141,692
     Amortization of deferredorganization expenses                        35,022
     Custody and fund accounting fees                                     24,606
     Transfer agent fees                                                  35,571
     Registration fees                                                    27,154
     Other expenses                                                       17,014
     Investment advisory fee                                              46,858
     Printing and mailing                                                 53,460
     Interest expense                                                     50,460
     Directors fees                                                       30,000
                                                                      ----------
        Total expenses                                                   461,837
Less:
     Reimbursement and forgiveness of expenses by Advisor                227,797
                                                                         234,040
                                                                      ----------
Investment income,net                                                      2,868
                                                                      ----------
Realized and unrealized gains on investments:
Net realized gain from investment transactions                           753,136
Increase in unrealized appreciation of investments                       424,306
                                                                      ----------
Net realized gain and increase in unrealized
     appreciation on investments                                       1,177,442
                                                                      ----------
Net increase in net assets resulting from operations                  $1,180,310
                                                                      ==========

See accompanying Notes to Financial Statements.

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                                 ASM FUND, INC.
                       STATEMENT OF CHANGE IN NET ASSETS
--------------------------------------------------------------------------------


                                                                  FOR YEAR ENDED OCTOBER 31,
                                                               --------------------------------
                                                                   1995                1994
                                                               ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

     Net investment income                                     $      2,868        $    388,215
     Net realized gain (loss) from investments
        transactions                                                753,136          (2,031,558)
     Net change in unrealized appreciation
        (depreciation) of investments                               424,306          (1,631,412)
                                                               ------------        ------------
     Net increase (decrease) in net assets
        resulting from operations                                 1,180,310          (3,274,755)
                                                               ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income                                          (23,980)           (519,905)
     Net realizes gain capital                                      (66,021)               --
     Return of capital (Note 5)                                        --              (420,775)
                                                               ------------        ------------
     Net decrease in net assets resulting from
                 dividends and distributions                        (90,001)           (940,680)
                                                               ------------        ------------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold                               29,998,335         274,212,818
     Shares issued in connection with
          payment of dividends                                       81,452              432,251
     Cost of shares redeemed                                    (28,742,989)        (280,738,148)
                                                               ------------        -------------
     Net increase (decrease) in net assets
         from fund transactions                                   1,336,798          (5,593,079)
                                                               ------------        ------------
     Total increase (decrease) in net assets                      2,427,107          (9,808,514)
NET ASSETS:
     Beginning of year                                            7,276,919          17,085,433
                                                               ------------        ------------
     End of year (including undistributed net investment
          income of $21,112 in 1994 and none in 1995)          $  9,704,026        $  7,276,919
                                                               ============        ============
CHANGES IN NUMBER OF SHARES OUTSTANDING:
     Shares sold                                                  2,975,479          27,520,255
     Shares issued in connection with
          payment of dividends                                        7,929              44,136
     Shares redeemed                                             (2,873,468)        (28,516,659)
                                                               ------------        ------------
     Net increase (decrease)                                        109,940            (952,268)

     Shares outstanding at beginning of year                        743,776           1,696,044
                                                               ------------        ------------
     Shares outstanding at end of year                              853,716             743,776
                                                               ============        ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                       SELECTED PER SHARE DATA AND RATIOS
                FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS:
--------------------------------------------------------------------------------

                                                                                                                  2/13/91
                                                                                                                (INCEPTION)
                                                                                                                  THROUGH
                                                                                                                10/31, (A)
For a share outstanding                                                YEAR ENDED OCTOBER 31,
                                          ---------------------------------------------------------------------------------
     throughout the periods:                 1995           1994               1993              1992              1991
                                          ---------------------------------------------------------------------------------
Net asset value, beginning of period      $   9.78        $  10.07              9.23              8.93             10.00
Income from Investment Operations
Net investment income                         --              0.56              0.43              0.26              0.09
Net gains or (losses) on securities
     (both realized and unrealized)           1.77           (0.16)             0.88              0.20             (1.16)
                                          ------------------------------------------------------------------------------
Total                                        11.55           10.47             10.54              9.39              8.93
                                          ------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends (from net investment income)       (0.05)          (0.52)            (0.47)            (0.16)             --
Net realized capital gains                   (0.13)           --                --                --                --
                                          ------------------------------------------------------------------------------
Distributions (return of
          capital) (Note 5)                   --             (0.17)             --                --                --
                                          ------------------------------------------------------------------------------
Total distributions                          (0.18)          (0.69)            (0.47)            (0.16)             --
Net asset value, end of                   $  11.37            9.78             10.07              9.23              8.93
Total return                                 18.10%           3.97%            14.65%             5.10%           (17.74%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)              9,704           7,277            17,085             6,583             1,325
Ratio of expenses to average
     net assets*                              3.01%**         0.75%             0.75%             0.75%             0.75%
Ratio of net investment income to
     average net assets                       0.04%           2.17%             3.35%             2.41%             0.97%
Portfolio turnover rate***                     340%           1193%              642%              405%                1%
Number of shares outstanding
     at the end of period                  853,716         743,776         1,696,044           713,816           148,399

* Net of expense reimbursement. If the voluntary expense reimbursement had not been in effect, the ratio of expenses to average net assets would have been 5.94%, 2.55%, 2.86%, 3.91% and 26.09% for 1995, 1994, 1993, 1992 and 1991
respectively and the ratio of net investment income to average net assets would have been 1.11% in 1993 and would not have been meaningful in 1995, 1994, 1992 and 1991 because the fund would have incurred losses.

**   Includes $50,460 of interest expense not subject to the voluntary expense reimbursement agreement.

*** The ASM Fund continues to be nearly 100% invested in equities. Therefore, almost all Fund portfolio turnover is a result of purchases and sales of securities necessary for settlement of transactions requested by ASM Fund shareholders.

(A)    Ratios are annualized.

       See accompanying Notes to Financial Statements.                    page 7

                                 ASM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

1.     SIGNIFICANT ACCOUNTING POLICIES

ASM Fund, Inc. (the "Fund") was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

SECURITY VALUATION.

Portfolio securities are listed on a national securities exchange and are stated at the last reported sales price on the day of valuation.

SECURITY TRANSACTIONS.

The Fund records investment transactions on the trade date. Realized gains and losses on sales of investments are calculated on the first-in-first-out basis. Interest income is recognized on the accrual basis.

DISTRIBUTING TO SHAREHOLDERS.

Dividend income and distributions to shareholders are recorded on the ex-dividend date.


CASH AND CASH EQUIVALENTS.

Cash and cash equivalents consists of cash on deposit with the custodian and investments in repurchase agreements.

INCOME TAXES.

The Fund's policy is to comply with the requirements of the Internal Revenue code that are applicable to Regulated Investment Companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

                                 ASM FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                OCTOBER 31, 1995

2.    INVESTMENT ADVISORY FEES
     The Fund has an investment and management agreement (the "Agreement") with Vector Index Advisors, Inc. (the "Advisor"). The Advisor receives a fee, accrued daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets.

     The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses. The Advisor waived all $46,858 for these services in 1995.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Agreement provides for an expense reimbursement from the Advisor if the Fund's total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, and extraordinary expenses, exceed a certain percentage of the Fund's average daily net assets for any full fiscal year under state expense limitations applicable to the Fund, the Advisor is required to limit expenses of Fund to 2.5% of average net assets for the first $30,000,000 and 2.0% of average net assets for the next $70,000,000. Such state law provisions exclude items such as taxes, interest, brokerage commissions, and extraordinary expenses from such expense limitation. As a result of this obligation, the Advisor assumed $227,797 of other operating expenses. The balance due from the Advisor relating to the assumption of these expenses ($180,939 at October 31, 1995) was paid to the Fund in full on December 27, 1995. In November 1995 regional office of the Securities and Exchange Commission advised the Advisor that it intended to recommend administrative proceedings against the Advisor on the ground that the carrying by the Fund of a large receivable owed from the Advisor, constituted an improper loan to the Advisor. Without admitting to the allegation, the Advisor and it's president have offered to settle the matter by paying a fine of $10,000 and agreeing to a cease and desist order intended to prevent a repetition of the challenged activities. There can be no assurance that the Securities and Exchange Commission will accept the proposed settlement. Management does not expect the ultimate disposition of this matter to have a material adverse impact on the Advisor or the Fund.

3.   INVESTMENT TRANSACTIONS
     For the year ended October 31, 1995, purchases and sales of investments securities, (excluding short-term securities) were $27,856,282 and $26,191,804, respectively. Net realized and unrealized gains on investments for the year ended October 31, 1995 were $1,177,442. All security transactions were long transactions, there were no short sale transactions or covered call options written.

     At October 31, 1995, the unrealized appreciation of securities was $454,520. There were no accumulated undistributed net realized gains or investment transactions at October 31, 1995.

                                 ASM FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                OCTOBER 31, 1995


4.  DEFERRED ORGANIZATION EXPENSES
     Organization expenses in the amount of $175,320 were initially paid by the Advisor and will be reimbursed by the Fund. These costs have been deferred and are being amortized over a sixty-month period. During the amortization period, the proceeds of any redemption of the original shares will be reduced by a pro rata portion of the then unamortized organizational expenses based on the ratio of the shares redeemed to the total initial shares outstanding immediately prior to the redemption.

5.  RECEIVABLE FROM ADVISOR WRITE-DOWN
     On October 31, 1993, the assets of the Fund included a receivable from the Advisor of $611,275. This amount included expense reimbursements payable to the Fund by the Advisor. Subsequently, the Fund determined that it had, in fact, qualified in 1993 as a regulated investment company and subsequently deleted both the income tax liabilities and the corresponding receivable from the Fund's books. This action reduced the receivable to $420,775. On May 9, 1994 the Fund's Board of Directors elected to write-off the remaining receivable from the Advisor, thereby reducing the Net Asset Value "NAV" of the Fund by $0.17 per share on May 6, 1994 in consideration for the Advisor's undertaking to pay such amounts to affected shareholders of record on May 5, 1994. This amount included expense reimbursements payable to the Fund by the Advisor pursuant to its agreement to reimburse the Fund for expenses in excess of .75% of the Fund's average net assets and for losses from the failure to transact timely orders for the purchase of securities and certain potential tax liabilities which might affect the Fund for which the Advisor would reimburse the Fund. On October 26, 1994 all affected shareholders were paid in full all amounts due under this provision.




                                                                        page 10